UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

ClearPoint Business Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:            (215) 997-7710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in its filings with the Securities and Exchange Commission (“SEC”), on June 20, 2008 and in connection with the refinancing transaction with ComVest Capital, LLC (“ComVest”), ClearPoint Business Resources, Inc. (the “Company”) entered into a Registration Rights Agreement dated June 20, 2008 (the “Registration Rights Agreement”) for the benefit of ComVest and Manufacturers and Traders Trust Company (“M&T” and, collectively with ComVest, the “Investors”). The Company agreed to: (i) prepare and file with the SEC a registration statement (the “Registration Statement”) covering the resale of shares of common stock issuable upon the exercise of warrants issued to the Investors by no later than September 18, 2008 (the “Filing Deadline”) and (ii) use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after filing and keep such Registration Statement effective for the period set forth in the Registration Rights Agreement.

On November 7, 2008 and November 12, 2008, ComVest and M&T, respectively, entered into Waiver and Consent Agreements (the “First Waivers”) with the Company pursuant to which the parties agreed that the Company shall file the Registration Statement on or prior to December 1, 2008 (the “First Extension Date”). On December 19, 2008, the Investors entered into second Waiver and Consent Agreements (the “Second Waivers”) pursuant to which the Investors waived (i) the requirement that Registration Statement be filed by the Filing Deadline or the First Extension Date and (ii) the remedies available to the Investors as a result of the Company’s failure to file the Registration Statement by the Filing Deadline or the First Extension Date. In addition, the Investors and the Company agreed that the Company shall file the Registration Statement on or prior to December 31, 2008.

The Second Waivers also include various other provisions customary for transactions of this nature. The foregoing is a summary of certain of the material provisions of the Second Waivers. This summary is not intended to be complete and is qualified in its entirety by reference to the Second Waivers. The Second Waivers are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2007, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of certain assets of ALS, LLC and its subsidiaries, doing business as Advantage Services Group (“ALS”). On May 11, 2007, the Company filed an amended Current Report on Form 8-K/A ( “Amendment No. 1”) to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed.

This Amendment No. 2 amends and restates Amendment No. 1 to include the ALS financial statements and pro forma financial statements, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein, and to correct the following recently discovered inadvertent errors.

(i) Due to inadvertent error, the consolidated financial statements for the fiscal year ended December 31, 2005 included in the consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 set forth in Exhibit 99.2 of Amendment No. 1 did not correspond to the correct consolidated financial statements for the fiscal year ended December 31, 2005 included in the consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 set forth in Exhibit 99.1 of Amendment No. 1.

For purposes of this Amendment No. 2, the consolidated financial statements have been combined into a single presentation for the fiscal years ended December 31, 2006, 2005 and 2004 comprised of the information set forth in (i) Exhibit 99.1 of Amendment No. 1, with respect to the fiscal years ended December 31, 2006 and 2005, and (ii) Exhibit 99.2 of Amendment No. 1 with respect to the fiscal year ended December 31, 2004.

The following table shows the differences between the foregoing sets of consolidated financial statements for the fiscal year ended December 31, 2005:

	Exhibit 99.1 to Amendment No. 1 and Amendment No. 2 (Correct version)	Exhibit 99.2 to Amendment No. 1
Goodwill	$6,958,731	$9,978,329
Contract rights, net	$2,768,641	$—
Accrued expenses	$5,543,990	$5,251,990
Members’ capital and retained earnings	$5,242,556	$5,785,513
Cost of sales	$152,222,907	$151,930,907
Total operating expenses	$8,759,056	$8,508,099
Net income	$2,890,939	$3,433,896
Total comprehensive income	$2,793,439	$3,336,396

(ii) The Independent Auditor’s Report included with the consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 set forth in Exhibit 99.2 of Amendment No. 1 was inadvertently signed by Larson, Allen, Weishair & Co., LLP, now known as LarsonAllen LLP. This Independent Auditor’s Report should have been signed by Chastang, Ferrell, Sims & Eiserman, LLC, which merged into LarsonAllen LLP effective November 1, 2006, as Chastang, Ferrell, Sims & Eiserman, LLC audited the consolidated financial statements as of and for the fiscal years ended December 31, 2005 and 2004 set forth in Exhibit 99.2 of Amendment No. 1. The consolidated financial statements as of and for the fiscal year ended December 31, 2006 set forth in Exhibit 99.1 to this Amendment No. 2 were audited by LarsonAllen LLP, and the consolidated financial statements as of and for the fiscal years ended December 31, 2005 and 2004 were audited by Chastang, Ferrell, Sims & Eiserman, LLC and the Independent Auditor’s Report set forth in Exhibit 99.1 of this Amendment No. 2 was signed by LarsonAllen LLP.

There are no other changes to Amendment No. 1 other than those outlined above. The Company believes that the foregoing corrections made in this Amendment No. 2 are not, individually or in the aggregate, material to our business, financial condition or results of operations.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 1, 2008, the Company was advised by LarsonAllen LLP, an independent registered public accounting firm, of the inadvertent error related to the Independent Auditor’s Report included in Exhibit 99.2 of Amendment No. 1 described in section (ii) of Item 2.01 above, which description is incorporated herein by reference. Such Independent Auditor’s Report contained in Exhibit 99.2 should, therefore, not be relied upon as filed in Amendment No. 1.

The Company’s management discussed this matter with LarsonAllen LLP. The authorized officer of the Company discussed with LarsonAllen LLP the matters disclosed in this filing pursuant to Item 4.02(b) of Form 8-K. This disclosure was provided to

LarsonAllen LLP pursuant to Item 4.02(c) of Form 8-K and LarsonAllen LLP was requested to furnish a letter addressed to the SEC stating whether LarsonAllen LLP agrees with the statements made by the Company in response to this Item 4.02. In response to the Company’s request, LarsonAllen LLP furnished the letter attached to this Amendment No. 2 as Exhibit 7.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004 and Independent Auditors’ Report attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of December 31, 2006, 2005 and 2004

•	Consolidated Statements of Income for the Years Ended December 31, 2006, 2005 and 2004

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

•	Statements of Changes in Members’ Equity for the Years Ended December 31, 2006, 2005 and 2004

•	Notes to Consolidated Financial Statements

(b)	Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Basis of Presentation

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2006 and notes thereto

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006 and notes thereto

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

7	Letter from LarsonAllen LLP.

10.1	Waiver and Consent by and among ClearPoint Business Resources, Inc. and ComVest Capital, LLC dated December 19, 2008.

10.2	Waiver and Consent by and among ClearPoint Business Resources, Inc. and Manufacturers and Traders Trust Company dated December 19, 2008.

23.1	Consent of LarsonAllen LLP.

99.1	ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004 and Independent Auditors’ Report.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2008

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Michael Traina
Name: Michael Traina Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

7	Letter from LarsonAllen LLP.

10.1	Waiver and Consent by and among ClearPoint Business Resources, Inc. and ComVest Capital, LLC dated December 19, 2008.

10.2	Waiver and Consent by and among ClearPoint Business Resources, Inc. and Manufacturers and Traders Trust Company dated December 19, 2008.

23.1	Consent of LarsonAllen LLP.

99.1	ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2006, 2005 and 2004 and Independent Auditors’ Report.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.